EXHIBIT 10.4

RELEASE OF LIEN

STATE OF TEXAS                                              §
§                      KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF MAVERICK                                  §

That the undersigned, IMPACT INTERNATIONAL, L.L.C., an Oklahoma limited liability company (“Lender”), and RAMIIILAJ, a Limited Partnership, a Texas limited partnership, the legal and equitable owners and holders of the following described promissory note, guaranty, and lien:

(i)           that certain Promissory Note, and any renewals, extensions, and modifications thereof, in the original principal amount of Six Million Five Hundred Twenty-Three Thousand Seven Hundred Seventy-Three and 30/100 Dollars ($6,523,773.30), dated May 25, 2004, executed by Tidelands Oil & Gas Corporation, a Nevada corporation (“Tidelands”), payable to the order of Lender (the “Note”),

(ii)           that certain Guaranty of Reef Ventures, L.P., a Texas limited partnership (“Reef”), in favor of Lender, dated May 25, 2004 (the “Guaranty”); and

(iii)          that certain Deed of Trust, Mortgage, Security Agreement, Financing Statement and Assignment between Reef and Lender,, dated effective May 25, 2004, recorded in Volume 809, Pages 195-219 of the Official Public Records of Maverick County, Texas (the “Deed of Trust”);

said Note and Guaranty being secured by the above-described Deed of Trust lien against the property more particularly described therein (collectively, the “Property”).

For full and valuable consideration to the undersigned, the receipt of which is hereby acknowledged, the undersigned have released and discharged, and by these presents hereby release and discharge, the Property from all liens held by the undersigned securing the Note and Guaranty.

The undersigned expressly release any and all rights that the undersigned may now or hereafter have to establish or enforce said lien or liens as security for the payment of the Note, the Guaranty, and any other or future indebtedness.

EXECUTED this 25th day of March, 2008.

IMPACT INTERNATIONAL, L.L.C.

By:      /s/ James C. Brewer III
Name: James C. Brewer III
Title:   Manager

THE STATE OF OKLAHOMA                                §
COUNTY OF OKLAHOME                                      §

This instrument was acknowledged before me this 24th day of March, 2008, by James C. Brewer III, as Manager of IMPACT INTERNATIONAL, L.L.C., on behalf of said limited liability company.

/s/ Shelly Martin
Notary Public

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RAMIIILAJ, a Limited Partnership

By:      Hefner Investment Company, its general partner

By:       /s/ James C. Brewer III
Name:  James C. Brewer III
Title:    Vice President

THE STATE OF OKLAHOMA               §
COUNTY OF OKLAHOME                     §

This instrument was acknowledged before me this 24th day of March, 2008, by James C. Brewer III, as Vice President of Hefner Investment Company, a Texas corporation, general partner of RAMIIILAJ, a Limited Partnership, a Texas limited partnership, on behalf of such corporation and such limited partnership.

/s/ Shelly Martin
Notary Public

AFTER RECORDING PLEASE RETURN TO:

David J. Cibrian
Strasburger & Price, LLP
300 Convent Street, Suite 900
San Antonio, Texas 78205

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